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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 13, 2008

                                Youbet.com, Inc.
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             (Exact name of registrant as specified in its charter)



        Delaware                    0-26015                  95-4627253
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(State or other             (Commission File Number)      (I.R.S. Employer
 jurisdiction of                                         Identification No.)
 incorporation



                               5901 De Soto Avenue
                        Woodland Hills, California 91367
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          (Address of principal executive offices, including zip code)



                                 (818) 668-2100
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              (Registrant's telephone number, including area code)




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             (Former name or address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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



Item 1.01.  Entry into a Material Definitive Agreement.

Youbet.com, Inc., on behalf of itself and its International Racing Group subsidiaries (collectively with Youbet, the "Buyers"), on the one hand, and Louis J. Tavano, James Scott, and Richard Tavano (collectively, the "Sellers") and Jacktrade LLC, on the other hand, entered into a settlement agreement, dated as of November 13, 2008. The settlement agreement settled existing disputes and claims among the parties relating to a stock purchase agreement, dated June 1, 2005, by and among certain of the Buyers and the Sellers, and a management agreement, dated June 1, 2005, by and among certain of the Buyers and Jacktrade. Under the settlement agreement, Youbet will pay $2,252,000 in cash in settlement of all existing disputes and claims, including all claims under the stock purchase agreement and the management agreement. In addition, the management agreement, which related to consulting services provided by Jacktrade to IRG, was terminated. Further, under the settlement agreement, the Sellers relinquished their rights to 55,554 shares of Youbet's common stock acquired by them in connection with their sale of the IRG business pursuant to the stock purchase agreement, and the Sellers remain subject to a non-competition agreement, but only with respect to certain customers. Buyers, Sellers and Jacktrade exchanged releases, including known and unknown claims.


The description of the settlement agreement in this report is qualified in its entirety by reference to the settlement agreement that is being filed with this report as Exhibit 10.1.

Item 9.01    Financial Statements and Exhibits.

             (a) Not applicable.

             (b) Not applicable.

             (c) Not applicable.

             (d) Exhibit:

                 10.1 Settlement Agreement, dated as of November 13, 2008, by and among Youbet.com, Inc.,
                       Louis J. Tavano, James Scott, Richard M. Tavano and Jacktrade LLC.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       YOUBET.COM, INC.



Dated: November 19, 2008               By:/s/ James A. Burk
                                          -------------------------------------
                                          James A. Burk
                                          Chief Financial Officer

                                                                    Exhibit 10.1


                              SETTLEMENT AGREEMENT

    This Settlement Agreement is entered into as of November 13, 2008, at Los Angeles, California between Youbet.com, Inc. ("Youbet") on behalf of itself and its affiliates, IRG Services, Inc., International Racing Group N.V., IRG Holdings Curacao, N.V. and IRG U.S. Holdings Corp. (collectively "Buyers"), and Louis J. Tavano, James Scott, and Richard M. Tavano (collectively "Sellers"). Jacktrade LLC ("Jacktrade") is also a party to this Settlement Agreement ("Other Party," and collectively with the Buyers and the Sellers, the "Parties") with respect to the Management Agreement, dated June 1, 2005 ("Management Agreement"), between International Racing Group, N.V., and Jacktrade LLC, and acknowledged by Louis J. Tavano and James Scott, which was executed in connection with the Stock Purchase Agreement dated as of that same date (the "Stock Purchase Agreement") between certain of the Buyers and the Sellers.


                                    RECITALS

         1. RECITALS: This Settlement Agreement is entered into with respect to the following facts:

                  1.1 As of June 1, 2005, certain of the Buyers and Sellers entered into the Stock Purchase Agreement for the purchase of outstanding equity interests of the companies described in the Stock Purchase Agreement.

                  1.2 Disputes have arisen between the Buyers and the Sellers concerning the Stock Purchase Agreement, including amounts owed thereunder, and other agreements entered into in connection with the Stock Purchase Agreement.

                  1.3 Sellers have charged wrongdoing by Youbet in connection with the acquisition and management of certain affiliates.

                  1.4 Buyers, on the one hand, and Sellers and Jacktrade, on the other hand, desire to resolve all disputes and claims that may exist between them through this Settlement Agreement.


         2. PROMISES: In consideration of the mutual promises contained herein the sufficiency of which is hereby acknowledged, the parties agree as follows:

                  2.1 Within 5 business days of the execution of this Settlement Agreement the sum of Two Million Two Hundred and Fifty Two Thousand Dollars ($2,252,000) in total (the "Settlement Amount") shall be paid to Sellers jointly via wire transfer to the Wright Stanish and Winkler Client Trust Account at the Nevada State Bank, Main Branch, 230 Las Vegas Boulevard South, Las Vegas, Nevada 89101, bearing account number 2071561 and routing number 122-400-779. The Parties acknowledge that this payment reflects a compromise and settlement of $56,250 related to the amounts which Jacktrade asserts are still due under the Management Agreement, and a good faith compromise of claims arising under the Stock Purchase Agreement, and specifically takes into account a discount for certain IRG Handle attributable to certain players.

                  2.2 The Parties acknowledge Buyers have an agreement to cooperate with the United States Attorney's Office for the District of Nevada ("USAO") and, as a result, are required to notify the USAO of any settlement entered into with Sellers, including this Agreement. The Parties recognize that the funds payable under this Agreement could be subject to seizure, restraint or forfeiture by the USAO or another governmental agency. As a result, any seizure, restraint or forfeiture of the funds payable to Sellers under this Agreement by the USAO or any other governmental agency shall not result in a breach of this Agreement by any of the Parties. The Parties waive any and all claims, demands and causes of action against any and all other Parties to this Agreement in the event of such seizure, restraint or forfeiture. In the event Youbet provides written notification to the USAO of this Agreement, Youbet shall promptly provide a copy of such correspondence to Richard A. Wright (whose mailing address is 300 S. Fourth Street, 7th floor, Las Vegas, Nevada 89101).

                  2.3 The Management Agreement is terminated, with the exception of paragraph 8(a) of the Management Agreement, which shall remain in full force and effect. Buyers shall have no further liability to Jacktrade, Louis J. Tavano, James Scott, or any other person for the payment of any management fees that they may claim are due and owing under the Management Agreement.

                  2.4 The Non-Competition Agreement, dated June 1, 2005, between Sellers, on the one hand, and Buyers, on the other hand, which was executed in connection with the Stock Purchase Agreement, shall remain in effect only with respect to those 15 customers whose names Youbet provided in writing to the Sellers on November 7, 2008. Except for the aforementioned customers, the provisions of the Non-Competition Agreement and of the Side Letter, dated June 1, 2005 (the "Side Letter"), between IRG US Holdings Corp. and IRG Holdings Curacao, NV, on the one hand, and Louis J. Tavano, Richard M. Tavano, James R. Scott, International Racing Group, Inc., and It's All Good Buddy, Inc., on the other hand, shall be of no force or effect.

                  2.5 Upon execution of this Agreement, Sellers hereby agree to deliver to Youbet executed originals of the attached irrevocable stock powers (Exhibit A) with respect to 55,554 shares of the common stock of Youbet, which Sellers acquired pursuant to the Restricted Stock Agreement that they executed in connection with the Stock Purchase Agreement, and which the certificates for such shares currently are in the possession of the USAO. Sellers agree that they have no right, title or interest in those shares, and that Youbet may cancel such shares.

                  2.6 Effective upon wiring of the Settlement Amount to the Wright Stanish and Winkler Client Trust Account at the Nevada State Bank, Las Vegas Nevada, as set forth in Paragraph 2.1 of this Agreement, or upon seizure, restraint or forfeiture of the Settlement Amount in any manner, time or location by the USAO or any governmental entity, the Parties hereby release each other, including any officers, directors, employees, agents or assigns from any known or unknown potential claims, demands, causes of action, losses, costs or expenses that they may have or assert in the future, including those arising out of or relating to the Stock Purchase Agreement. This release shall benefit and be binding upon each Party, and the officers, directors, employees, agents, heirs, executors, successors and attorneys for each Party.

                  2.7 The parties to this Release hereby acknowledge that they are aware of California Civil Code Section 1542, which provides as follows:

              "A general release does not extend to claims which the
               creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him, must have materially affected his settlement with the debtor."

The Parties hereby waive and relinquish all rights and benefits that they might have under Civil Code Section 1542.

                  2.8 The Parties agree that this Settlement Agreement is intended to constitute a full and final release from all matters, which may have or could have arisen between them, and all losses or damages arising out of any claims whatsoever which are presently not known or which may develop or may be discovered in the future.

                  2.9 No Party to this Settlement Agreement, nor any officer, agent or employee or representative or attorney for any Party hereto has made any statement or representation to any other Party regarding the facts relied upon in entering into this Settlement Agreement, and each Party hereto does not rely on the statement, representation or promises of any other Party hereto in executing this Settlement Agreement, except as expressly stated in this Settlement Agreement.

                  2.10 The Parties acknowledge that they had had the benefit of counsel by their own attorneys in considering the execution of this Settlement Agreement, that no representations have been made by Sellers or Buyers or their counsel other than what is contained in this Settlement Agreement as an inducement for the Parties to enter into it, and that the terms have been fully explained to the Parties by their attorneys.

                  2.11 Each Party to this Settlement Agreement has made such investigation of the facts pertaining to this settlement and this Settlement Agreement and of all the matters pertaining thereto as he or it deems necessary.

                  2.12 Each term of this Settlement Agreement is contractual and not merely a recital.

                  2.13 he Parties hereto shall execute all such further and additional documents as shall be necessary or desirable to carryout of the provisions of this Settlement Agreement.

                  2.14 The Parties represent and warrant that they are the sole owners of all claims and matters released herein, and that they have not assigned and may not assign, transfer or encumber all or any part of their interests in such claims or matters, and that they possess the full right, power and authority to execute this Settlement Agreement.

                  2.15 The Parties agree the terms of this Settlement Agreement shall be interpreted and enforced under the laws of the State of California, without giving effect to the conflicts of laws principles thereof.

                  2.16 In the event of any dispute regarding this Settlement Agreement the prevailing party shall be entitled to collect from the other all of its costs, expenses and fees, including reasonable attorneys' fees.

                  2.17 If any terms of this Settlement Agreement are held void, voidable or unlawful or unenforceable, the remaining portions of the Settlement Agreement shall remain in full force and effect.

                  2.18 This Settlement Agreement may be executed in two or more counterparts, each of which shall be in an original, but all of which shall constitute one and the same instrument. This Settlement Agreement may be executed via signatures transmitted via facsimile or in portable document format (aka "PDF"), which signatures shall be deemed effective as of the transmission of such signatures to the other Parties to this Settlement Agreement.

                  2.19 Any notices regarding this Agreement shall be transmitted by the Parties using the most expeditious means warranted by the circumstances as follows:

                  If to the Buyers:

                  Dan Perini, Esq.
                  YouBet.com, Inc.
                  5901 De Soto Avenue
                  Woodland Hills, CA 91367

                  With a copy to:

                  John A. Sturgeon
                  White & Case LLP
                  633 W. Fifth Street, Suite 1900
                  Los Angeles, CA 90071-2007
                  Telephone: + 213-620-7755
                  Fax:       + 213-452-2329
                  jsturgeon@whitecase.com

                  If to the Sellers or Jacktrade:

                  Louis J. Tavano
                  Richard M. Tavano
                  James Scott
                  8725 Robinson Ridge Dr.
                  Las Vegas, Nevada  89117

                  With a copy to:

                  Dennis M. P. Ehling
                  K&L Gates LLP
                  10100 Santa Monica Boulevard
                  7th Floor
                  Los Angeles, CA (90067)
                  Telephone: + 1-310-552-5000
                  Fax:          + 1-310-552-5001
                  dennis.ehling@klgates.com

                  2.20 No breach of any provision hereof can be waived unless it is done so in writing. Waiver of any one breach of any provision hereof shall not be deemed to be a waiver of any other provision hereof. This Agreement may be amended only by written agreement executed by the Parties in interest at the time of the modification.

         WHEREFORE, the Parties have executed this Agreement as of the date and year first written above.

                                       "Sellers"

                                        /s/ Louis J. Tavano
                                        ---------------------------------------
                                            Louis J. Tavano


                                        /s/ Richard M. Tavano
                                        ---------------------------------------
                                            Richard M. Tavano


                                        /s/ James Scott
                                       ----------------------------------------
                                            James Scott



                                       "Buyers"

                                       YOUBET.COM, INC., on behalf of itself
                                       and its affiliates and each "Buyer"


                                       By: /s/ Michael Brodsky
                                          -------------------------------------
                                          Name: Michael Brodsky
                                          Its: Chief Executive Officer


                                       "Other Party"

                                       JACKTRADE LLC


                                       By: /s/ Louis J. Tavano
                                           ------------------------------------
                                           Name: Louis J. Tavano
                                           Its: Manager



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